UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 26, 2022

GOLD ROCK HOLDINGS, INC.

(Name of Small Business Issuer in its charter)

Nevada	000-51074	87-0434297
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2020 General Booth Blvd. Suite 230 Virginia Beach, VA 23454
(Address of principal executive offices)

Registrant's telephone number: (757) 306-6090

 ______________________________________

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02-Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 26, 2022 the Board of Directors ("the Board") accepted the resignation from Mr. Merle Ferguson at the Company's Chief Financial Officer and Secretary; Mr. Ferguson remains the Comany's Chairman of the Board, Cheif Executive Officer and President of the Company.

On August 26, 2022, the Board of Directors (the “Board”) of Gold Rock Holdings, Inc. (the “Company”) appointed Mr. Richard Kaiser from Virginia Beach, VA as a Board of Director, Chief Financial Officer and Secretary for the Company.

Since December 1, 2016 to the present, Mr. Kaiser serves in the roles of CFO, corporate secretary and corporate governance officer for BioForce Nanosciences Holdings, Inc., a Nevada corporation, with its business headquarters in Virginia Beach, VA. From April 1, 2015 to the present, Mr. Kaiser has also served as a director, secretary and CFO of Bravo Multinational, Inc., a public company formed under the laws of Wyoming with its headquarters located in Virginia Beach, VA. He has served as an officer and Co-Owner of Yes International since July, 1991. Yes International is a full-service EDGAR conversion, investor relations and venture capital firm located in Virginia Beach, Virginia. From April 1, 2015 to the present. In 1990, Mr. Kaiser received a Bachelor of Arts Degree in International Economics from Oakland University (formerly known as Michigan State University-Honors College). The Board reviewed Mr. Kaiser's background and considered him qualified for his positions due to his educational background and his experience with SEC filings and his vast knowledge of the operations at public companies.

Financial  Item 9.01 -Financial Statements and Exhibits.

(a) Financial statements of business acquired. Not applicable.

(b) Pro forma financial information.  Not applicable.

(c) Shell company transactions.  Not applicable.

(d) Exhibits.

Number	Description
17.1+	Resignation letter as CFO and Secretary - Mr. Merle Ferguson

+Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 29, 2022	BIOFORCE NANOSCIENCES HOLDINGS, INC.

By /s/ Merle Ferguson
Chairman/ President/ CEO